EXECUTION COPY
AMENDMENT NO. 1
Dated as of December 4, 2015
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 27, 2013, as amended and restated as of February 4, 2015
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 4, 2015 by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments under, and make certain amendments to, the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.     Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)     Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:
““Adjusted Covenant Period” has the meaning assigned to such term in Section 6.11(a).”
““Amendment No. 1 Effective Date” means December 4, 2015.”
““New Convertible Debt Securities” means the Borrower’s 1.625% Convertible Senior Subordinated Notes due 2025 issued pursuant to the terms of the Indenture dated as of February 11, 2015 by and between the Borrower and Wells Fargo Bank, National Association, as trustee.”
““Specified Quarters” has the meaning assigned to such term in Section 6.11(a).”

CH\2203636.6

(b)    The definition of “2018 Dollar Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the final sentence thereof as follows:
“The aggregate principal amount of the 2018 Dollar Tranche Commitments on the Amendment No. 1 Effective Date is $12,375,000.”
(c)    The definition of “2018 Multicurrency Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the final sentence thereof as follows:
“The aggregate principal amount of the 2018 Multicurrency Tranche Commitments on the Amendment No. 1 Effective Date is $200,062,500.”
(d)    The definition of “2020 Dollar Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the final sentence thereof as follows:
“The aggregate principal amount of the 2020 Dollar Tranche Commitments on the Amendment No. 1 Effective Date is $192,562,500.”
(e)    The definition of “2020 Multicurrency Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the final sentence thereof as follows:
“The aggregate principal amount of the 2020 Multicurrency Tranche Commitments on the Amendment No. 1 Effective Date is $2,354,000,000.”
(f)    The definition of “Permitted Acquisition” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (c) thereof as follows:
“(c)    the Borrower and the Subsidiaries are in compliance, on a Pro Forma Basis after giving effect to such acquisition, with the covenants contained in Section 6.11 (or a Total Leverage Ratio of 5.00 to 1.00 if the Borrower has made an election for an Adjusted Covenant Period in connection with such acquisition) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $150,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower to such effect, together with all relevant financial information and statements reasonably requested by the Administrative Agent”
(g)    Section 2.20 of the Credit Agreement is hereby amended to replace the reference to “does not exceed $300,000,000” set forth therein with a reference to “does not exceed $45,437,500”.
(h)    Section 2.20 of the Credit Agreement is hereby further amended to insert a new sentence at the end thereof as follows:
“The Borrower, the Lenders party thereto and the Administrative Agent may, in lieu of entering into an Increasing Lender Supplement in substantially the form of Exhibit C hereto, enter into Amendment No. 1 to this Agreement in order to give effect to the increase in Commitments contemplated by such Amendment No. 1 to this Agreement.”

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(i)    Section 6.11 of the Credit Agreement is hereby amended to restate clause (a) in its entirety as follows:
“(a) Maximum Total Leverage Ratio. The Borrower will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after December 31, 2015, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than 4.50 to 1.00 for any such period; provided that, for purposes of calculating the Total Leverage Ratio, any outstanding principal amount in respect of the Junior Convertible Debentures shall be excluded from such calculation. Notwithstanding the foregoing, the Borrower shall be permitted to allow the maximum Total Leverage Ratio permitted under this Section 6.11(a) to be increased (i) to 5.00 to 1.00 for a period of four consecutive fiscal quarters in connection with a Permitted Acquisition occurring during the first of such four consecutive fiscal quarters (such fiscal quarters, the “Specified Quarters”) and (ii) to 4.75 to 1.00 for a period of the three consecutive fiscal quarters immediately following the Specified Quarters (such period of seven consecutive fiscal quarters, the “Adjusted Covenant Period”), in each case if the aggregate consideration paid or to be paid (whether in cash, stock or a combination thereof) in respect of such acquisition exceeds $200,000,000 (and in respect of which the Borrower shall provide notice at any time at or prior to the closing of such Permitted Acquisition in writing to the Administrative Agent (for distribution to the Lenders) of such increase and a transaction description of such acquisition (regarding the name of the Person or summary description of the assets being acquired and the approximate purchase price)), so long as the Borrower is in compliance on a Pro Forma Basis with the maximum Total Leverage Ratio of 5.00 to 1.00 on the closing date of such acquisition (calculated as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available but giving effect (including giving effect on a Pro Forma Basis) to such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms)); provided that it is understood and agreed that (w) during any Adjusted Covenant Period, the Borrower may, by written notice to the Administrative Agent (which notice shall be irrevocable), elect to terminate such Adjusted Covenant Period prior to the expiration of the seven consecutive fiscal quarter period originally comprising such Adjusted Covenant Period and in such case the maximum Total Leverage Ratio permitted under this Section 6.11(a) shall revert to 4.50 to 1.00 for the fiscal quarter identified by the Borrower in such written notice and such Adjusted Covenant Period shall be deemed to have ended immediately following the end of the last day of the fiscal quarter immediately preceding such identified fiscal quarter, (x) the Borrower may not elect a new Adjusted Covenant Period for at least one fiscal quarter following the end of an Adjusted Covenant Period (regardless of whether an Adjusted Covenant Period has ended due to seven consecutive fiscal quarters having elapsed or by operation of the immediately preceding clause (x) of this proviso), (y) at the end of an Adjusted Covenant Period, the maximum Total Leverage Ratio permitted under this Section 6.11(a) shall revert to 4.50 to 1.00 as of the end of such Adjusted Covenant Period and thereafter until another Adjusted Covenant Period (if any) is elected pursuant to the terms and conditions described above, and (z) the Borrower may elect an Adjusted Covenant Period not more than two times during the term of this Agreement.”
(j)    Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent:

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(a)    The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders (including each Lender whose Commitment is increasing pursuant to the terms of this Amendment), the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.
(c)    The Administrative Agent shall have received (i) a certificate signed by the President, a Vice President or a Financial Officer of the Borrower certifying that, after giving effect to this Amendment, (A) the Borrower is in compliance with the covenants contained in Section 6.11 of the Credit Agreement for the fiscal quarter ended September 30, 2015, (B) the representations and warranties of the Borrower set forth in the Credit Agreement (as amended by this Amendment) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such certificate; except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, and (C) no Default or Event of Default has occurred and is continuing, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)    The Administrative Agent shall have received (i) for the account of each applicable Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee (in the case of a Lender participating in the increase to the Commitments pursuant hereto) and an amendment fee, in each case in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.
(e)    The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

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(a)    This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED, as the Borrower
By: /s/ J. Eric Bjornholt
Name: J. Eric Bjornholt Title: VP, CFO

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent
By: \s\ Caitlin Stewart
Name: Caitlin Stewart Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: \s\ Brenda K. Robinson
Name: Brenda K. Robinson Title: Sr. Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

BANK OF AMERICA, N.A., as a Lender
By: \s\ Kenneth Tebelman
Name: Kenneth Tebelman Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: \s\ Matt S. Scullin
Name: Matt S. Scullin Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: \s\ Aleem Shamji
Name: Aleem Shamji Title: Senior Vice President and Relationship Manager

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

BMO HARRIS BANK, N.A., as a Lender
By: \s\ Matthew Freeman
Name: Matthew Freeman Title: Director

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

SUNTRUST BANK, as a Lender
By: \s\ Min Park
Name: Min Park Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: \s\ Lillian Kim
Name: Lillian Kim Title: Director

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

COMPASS BANK, as a Lender
By: \s\ Nancy Zezza
Nancy Zezza Corporate Banking Manager

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: \s\ Sarah Bryson
Name: Sarah Bryson Title: Senior Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

CITIZENS BANK, N.A., as a Lender
By: \s\ Patricia Grieve
Name: Patricia Grieve Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

NATIONAL BANK OF ARIZONA, a national banking association, as a Lender
By: \s\ Sabina Anthony
Name: Sabina Anthony Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

BOKF, NA d/b/a Bank of Arizona, as a Lender
By: \s\ James Wessel
Name: James Wessel Title: Senior Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

THE NORTHERN TRUST COMPANY, as a Lender
By: \s\ John Lascody
Name: John Lascody Title: Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

MIDFIRST BANK, as a Lender
By: \s\ Rory Nordvold
Name: Rory Nordvold Title: First Vice President

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender
By: \s\ James Hua
Name: James Hua Title: SVP

By: \s\ Susan Chan
Name: Susan Chan Title: SVP

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

MANUFACTURERS BANK, as a Lender
By: \s\ Charles Jou
Name: Charles Jou Title: VP

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a Lender
By: \s\ Ming-Che Yang
Name: Ming-Che Yang Title: AVP & AGM

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

TAIWAN COOPERATIVE BANK, as a Lender
By: \s\ Ming-Chih Chen
Name: Ming-Chih Chen Title: V.P. & G.M.

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender
By: \s\ Edward Chen
Name: Edward Chen Title: SVP & General Manager

Signature Page to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement dated June 27, 2013, as amended and restated as of February 4, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 4, 2015 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: December 4, 2015
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

MICROCHIP TECHNOLOGY LLC By: Microchip Technology Incorporated, its sole member
By: \s\ J. Eric Bjornholt
Name: J. Eric Bjornholt Title: Manager & Treasurer

SILICON STORAGE TECHNOLOGY, INC.
By: \s\ J. Eric Bjornholt
Name: J. Eric Bjornholt Title: CFO

SILICON STORAGE TECHNOLOGY LLC By: Silicon Storage Technology, Inc., its sole member
By: \s\ J. Eric Bjornholt
Name: J. Eric Bjornholt Title: Manager & Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015
Microchip Technology Incorporated

SCHEDULE 2.01
COMMITMENTS

LENDER	2018 DOLLAR TRANCHE COMMITMENT	2020 DOLLAR TRANCHE COMMITMENT	2018 MULTICURRENCY TRANCHE COMMITMENT	2020 MULTICURRENCY TRANCHE COMMITMENT

JPMORGAN CHASE BANK, N.A.	$0	$0	$0	$220,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$0	$0	$0	$220,000,000
BANK OF AMERICA, N.A.	$0	$0	$0	$220,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$0	$0	$0	$220,000,000
U.S. BANK NATIONAL ASSOCIATION	$0	$0	$0	$220,000,000
BMO HARRIS BANK, N.A.	$0	$0	$0	$220,000,000
SUNTRUST BANK	$0	$0	$0	$137,150,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$0	$0	$0	$137,150,000
COMPASS BANK	$0	$0	$0	$150,000,000
FIFTH THIRD BANK	$0	$0	$0	$125,000,000
DBS BANK LTD.	$0	$0	$0	$125,000,000
BRANCH BANKING AND TRUST COMPANY	$0	$0	$0	$109,700,000
CITIZENS BANK, N.A.	$0	$0	$0	$100,000,000
SUMITOMO MITSUI BANKING CORPORATION	$0	$0	$80,437,500	$0
PNC BANK, NATIONAL ASSOCIATION	$0	$0	$61,875,000	$0
NATIONAL BANK OF ARIZONA	$0	$0	$0	$60,000,000
BOKF, NA D/B/A BANK OF ARIZONA	$0	$0	$0	$55,000,000
THE NORTHERN TRUST COMPANY	$0	$0	$0	$35,000,000
ALLIANCE BANK OF ARIZONA, A DIVISION OF WESTERN ALLIANCE BANK	$0	$0	$20,625,000	$0
BANK OF THE WEST	$0	$0	$20,625,000	$0
MIDFIRST BANK	$0	$45,000,000	$0	$0
THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH	$0	$25,000,000	$0	$0
BANKERS TRUST COMPANY	$0	$0	$16,500,000	$0

LENDER	2018 DOLLAR TRANCHE COMMITMENT	2020 DOLLAR TRANCHE COMMITMENT	2018 MULTICURRENCY TRANCHE COMMITMENT	2020 MULTICURRENCY TRANCHE COMMITMENT
CHANG HWA COMMERCIAL BANK, LTD.	$0	$15,000,000	$0	$0
HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY	$0	$15,000,000	$0	$0
BANK OF TAIWAN	$0	$15,000,000	$0	$0
LAND BANK OF TAIWAN, NEW YORK BRANCH	$0	$20,000,000	$0	$0
MANUFACTURERS BANK	$12,375,000	$0	$0	$0
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH	$0	$18,000,000	$0	$0
TAIWAN COOPERATIVE BANK	$0	$15,000,000	$0	$0
TAIPEI FUBON COMMERCIAL BANK CO., LTD.	$0	$15,000,000	$0	$0
E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	$0	$9,562,500	$0	$0
TOTAL	$12,375,000	$192,562,500	$200,062,500	$2,354,000,000